UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

WESTERN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35753	46-0967367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (832) 636-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As further described under Item 5.03 below, on February 28, 2019, (i) the registrant, Western Gas Equity Partners, LP, a Delaware limited partnership, changed its name to “Western Midstream Partners, LP” (“the Partnership”), (ii) Western Gas Equity Holdings, LLC, a Delaware limited liability company and general partner of the Partnership, changed its name to “Western Midstream Holdings, LLC” (the “General Partner”), (iii) Western Gas Partners, LP, a Delaware limited partnership, changed its name to “Western Midstream Operating, LP” (the “Operating Partnership”) and (iv) Western Gas Holdings, LLC, a Delaware limited liability company and the general partner of the Operating Partnership, changed its name to “Western Midstream Operating GP, LLC” (“Operating GP”), in each case effective as of the Effective Time (as defined in Item 2.01 of this Current Report on Form 8-K (this “Current Report”)).

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2019, Operating GP entered into an indemnification agreement (the “Indemnification Agreement”) with WGR Asset Holding Company LLC (“WGRAH”) relating to a Credit Agreement, dated as of December 19, 2018 (the “Credit Agreement”), by and among the Operating Partnership, as borrower, Barclays Bank PLC, as administrative agent, and the lenders and other parties thereto. The Indemnification Agreement provides for the indemnification by WGRAH of Operating GP for future claims that might be made against Operating GP with respect to a loan (the “Loan”) made under the Credit Agreement immediately prior to and in connection with the execution of certain transactions relating to the Contribution (as defined in Item 2.01 of this Current Report), or any indebtedness incurred by the Operating Partnership under the Credit Agreement to refinance the indebtedness incurred pursuant to the Loan using certain debt securities.

The foregoing description of the Indemnification Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 28, 2019, the Partnership and the other parties thereto consummated the transactions contemplated by the Contribution Agreement and Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 7, 2018, by and among the Partnership, the General Partner, the Operating Partnership, Operating GP, Anadarko Petroleum Corporation (“APC”), Anadarko E&P Onshore LLC, Clarity Merger Sub, LLC (“Merger Sub”), WGRAH, WGR Operating, LP (“WGRO”), Kerr-McGee Gathering LLC (“KMGG”), Kerr-McGee Worldwide Corporation, APC Midstream Holdings, LLC (“AMH”), and Delaware Basin Midstream, LLC (“DBM”). WGRO, KMGG and DBM, each a subsidiary of the Operating Partnership, and the Operating Partnership are referred to herein as “Recipient Parties.”

On February 28, 2019 (the “Effective Time”), following the approval of the Merger Agreement and the transactions contemplated thereby by the holders of a majority of the outstanding common units (“Operating Common Units”) and Class C units (“Operating Class C Units”) representing limited partner interests in the Operating Partnership, voting as a single class, at a special meeting of unitholders of the Operating Partnership held on February 27, 2019 (the “Special Meeting”), (i) Merger Sub merged with and into the Operating Partnership, with the Operating Partnership continuing as the surviving entity (the “Merger”) and (ii) each Operating Common Unit issued and outstanding immediately prior to the Effective Time (other than 50,132,046 Operating Common Units or other Operating Partnership common or general partner units owned by the Partnership or subsidiaries of the Partnership or Operating GP and 6,375,284 Operating Common Units owned by WGRAH) was converted into the right to receive 1.525 (the “Exchange Ratio”) common units representing limited partner interests in the Partnership (“Partnership Common Units”), rounded up to the nearest whole Partnership Common Unit (such Partnership Common Units, the “Merger Consideration”).

In addition, immediately prior to the Effective Time, (i) the Contributing Parties contributed all of their interests in each of Anadarko Wattenberg Oil Complex LLC, Anadarko DJ Oil Pipeline LLC, Anadarko DJ Gas Processing LLC, Wamsutter Pipeline LLC, DBM Oil Services, LLC, Anadarko Pecos Midstream LLC, Anadarko Mi Vida LLC and APC Water Holdings 1, LLC to certain Recipient Parties in exchange for aggregate consideration of $1.814 billion in cash, minus the outstanding amount payable pursuant to an intercompany note assumed in connection with the transaction, and 45,760,201 Operating Common Units (the “Contribution”); (ii) AMH sold to the Operating Partnership all of its interests in each of Saddlehorn Pipeline Company, LLC and Panola Pipeline Company, LLC in exchange for aggregate consideration of $193.9 million in cash (the “Sale,” and together with the Contribution and the Merger, the “Transactions”); (iii) all outstanding Operating Class C Units of the Operating Partnership were converted into Operating Common Units on a one-for-one basis; and (iv) the incentive distribution rights (“IDRs”) and 2,583,068 general partner units of the Operating Partnership held by Operating GP were converted into 105,624,704 Operating Common Units and a non-economic general partner interest in the Operating Partnership (the “IDR Conversion”).

To fund the cash consideration for the Transactions referred to above, the Operating Partnership borrowed $2.0 billion under the Credit Agreement. A copy of the Credit Agreement is attached as Exhibit 10.3 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2018 and incorporated by reference herein.

Each unvested award of phantom units in the Operating Partnership granted under its 2017 Long-Term Incentive Plan (collectively, the “Operating Phantom Units”) issued and outstanding immediately prior to the Effective Time was automatically converted, at the Effective Time, into the right to receive a phantom unit or other comparable equity award with respect to the Partnership (a “Converted Unit Award”) on substantially the same terms and conditions as were applicable to the corresponding Operating Phantom Unit, except that the number of Partnership Common Units covered by each such Converted Unit Award was equal to the number of Operating Phantom Units multiplied by the Exchange Ratio.

Operating GP is indirectly controlled by APC, through APC’s control of the Partnership. Prior to the Merger, (i) the Partnership held 50,132,046 Operating Common Units, representing a 29.5% limited partner interest in the Operating Partnership, and, through its ownership of Operating GP, indirectly held 2,583,068 general partner units, representing a 1.5% general partner interest in the Operating Partnership, and 100% of the IDRs and (ii) other subsidiaries of APC held 2,011,380 Operating Common Units of the Operating Partnership and 14,681,388 Operating Class C Units of the Operating Partnership, representing an aggregate 9.9% limited partner interest in the Operating Partnership. Immediately following the Merger, (i) the Partnership, directly and indirectly through its ownership of Operating GP, will own a 98% limited partner interest and non-economic general partner interest in the Operating Partnership and (ii) APC, through its ownership of WGRAH, will own a 2% limited partner interest in the Operating Partnership.

The foregoing description of the Merger Agreement and the Transactions is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Item 2.01 and Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 28, 2019, in connection with the Merger, Steven D. Arnold, Milton Carroll, James R. Crane, who were previously members of the board of directors of Operating GP, ceased to serve as directors of Operating GP and were appointed as members of the board of directors of the General Partner.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 is incorporated into this Item 5.03 by reference.

At the Effective Time, (i) the Partnership changed its name from “Western Gas Equity Partners, LP” to “Western Midstream Partners, LP” pursuant to a Certificate of Amendment (the “Partnership Certificate of Amendment”) to its Certificate of Limited Partnership, (ii) the General Partner changed its name from “Western Gas Equity Holdings, LLC” to “Western Midstream Holdings, LLC” pursuant to a Certificate of Amendment (the “WES GP Certificate of Amendment”) to its Certificate of Formation, (iii) the Operating Partnership changed its name from “Western Gas Partners, LP” to “Western Midstream Operating, LP” pursuant to a Certificate of Merger (the “Certificate of Merger”) relating to the Merger and (iv) Operating GP changed its name from “Western Gas Holdings, LLC” to “Western Midstream Operating GP, LLC” pursuant to a Certificate of Amendment (the “Operating GP Certificate of Amendment”) to its Certificate of Formation, in each case filed with the Secretary of State of the State of Delaware.

On February 28, 2019, pursuant to the terms of the Merger Agreement, Operating GP, as the general partner of the Operating Partnership and on behalf of the limited partners of the Operating Partnership, executed the Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Operating LPA Amendment”), which became effective as of the Effective Time. The Operating LPA Amendment, among other things, reflects the IDR Conversion and the conversion of the Operating Class C Units into Operating Common Units.

On February 28, 2019, in connection with and in order to reflect matters related to the Transaction, (i) the General Partner entered into Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership LPA Amendment”), (ii) Western Gas Resources, Inc. entered into the Second Amended and Restated Limited Liability Company Agreement of the General Partner (the “WES GP A&R LLCA”) and (iii) the Partnership entered into the Third Amended and Restated Limited Liability Company Agreement of Operating GP (the “Operating GP A&R LLCA”).

The foregoing description of the Partnership Certificate of Amendment, the WES GP Certificate of Amendment, the Certificate of Merger, the Operating GP Certificate of Amendment, the Operating LPA Amendment, the Partnership LPA Amendment, the WES GP A&R LLCA, and the Operating GP A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the complete text of such documents, copies of which are filed as Exhibits 3.1 through 3.8 to this Current Report and incorporated by reference herein.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 18, 2019, in connection with the Merger, the Board of Directors of the Partnership adopted an amended Code of Ethics for Chief Executive Officer and Senior Financial Officers (the “Code of Ethics”), which provides for the express application of the Code of Ethics to the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller and any and all other senior financial and accounting officers of any of the Partnership’s subsidiaries, including the Operating Partnership.

The foregoing description of the Code of Ethics is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Code of Ethics, a copy of which is filed as Exhibit 14.1 to this Current Report and incorporated herein by reference.

Item 7.01	Regulation FD.

On February 27, 2019, the Partnership and the Operating Partnership issued a press release announcing that the Merger Agreement and related proposals were approved at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On February 28, 2019, the Partnership and the Operating Partnership issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

In connection with the closing of the Merger, following the Effective Time, (i) Operating Common Units, which traded on the New York Stock Exchange (“NYSE”) under the symbol “WES” through February 27, 2019, were delisted from the NYSE and ceased trading and (ii) Partnership Common Units, which previously traded on the NYSE under the symbol “WGP” through February 27, 2019, began trading under the symbol “WES” on the NYSE beginning on February 28, 2019.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1#	Contribution Agreement and Agreement and Plan of Merger, dated as of November 7, 2018, by and among the Western Gas Equity Partners, LP, Western Gas Partners, LP, Clarity Merger Sub, LLC and the other parties thereto (incorporated by reference to Exhibit 2.1 to Western Gas Partners, LP’s Current Report on Form 8-K filed on November 9, 2018, File No. 001-34046).

3.1	Certificate of Amendment to Certificate of Limited Partnership of Western Gas Equity Partners, LP, effective as of February 28, 2019.

3.2	Certificate of Amendment to Certificate of Formation of Western Gas Equity Holdings, LLC, effective as of February 28, 2019.

3.3	Certificate of Merger of Clarity Merger Sub, LLC with and into Western Gas Partners, LP, effective as of February 28, 2019.

3.4	Certificate of Amendment to Certificate of Formation of Western Gas Holdings, LLC, effective as of February 28, 2019.

3.5	Third Amended and Restated Agreement of Limited Partnership of Western Midstream Operating, LP, dated as of February 28, 2019.

3.6	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of Western Midstream Partners, LP, dated as of February 28, 2019.

3.7	Second Amended and Restated Limited Liability Company Agreement of Western Midstream Holdings, LLC, dated as of February 28, 2019.

3.8	Third Amended and Restated Limited Liability Company Agreement of Western Midstream Operating GP, LLC, dated as of February 28, 2019.

10.1	WGRAH Indemnification Agreement, dated as of February 28, 2019, by and between WGR Asset Holding Company LLC and Western Gas Holdings, LLC.

14.1	Code of Ethics for Chief Executive Officer and Senior Financial Officers, adopted as of February 28, 2019.

99.1	Press Release Dated February 27, 2019.

99.2	Press Release Dated February 28, 2019.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MIDSTREAM PARTNERS, LP

	By:	Western Midstream Holdings, LLC, its general partner

Dated: February 28, 2019	By:	/s/ Philip H. Peacock
Philip H. Peacock
Senior Vice President, General Counsel and Corporate Secretary